SEGALL BRYANT AND HAMILL GROWTH AND INCOME FUND




                                  ANNUAL REPORT




                              Dated April 30, 1998



SEGALL BRYANT AND HAMILL GROWTH AND INCOME FUND

         Segall Bryant & Hamill Investment Counsel is sub-advisor to and has day-to-day management responsibility for the Segall Bryant & Hamill growth and Income Fund. Ralph M. Segall and David Kalis are co-Portfolio Managers for the Segall Bryant & Hamill Growth and Income Fund.


         For the fiscal year ending April 30, 1998, the Segall Bryant & Hamill Growth and Income Fund's total return at NAV was 30.39%*. This compares to the performance of the S&P 500 Index of 41.04% for the same time period.

         The last several years have seen unprecedented returns in the equity markets accompanied by historically low volatility. The result has been a near-perfect environment for equity investing. Although we remain bullish on equities long term, we know that, like all good things, that state of affairs will someday come to an end. Being prudent managers of your capital, we feel caution is warranted. This cautionary stance is expressing itself in portfolio activity in three ways. First, we continue to believe that current price valuations for stocks are overly expensive-- especially in the large-capitalization sector of the market. Due primarily to these valuation levels, our focus has emphasized stock selections in the realm of mid-capitalization stocks (i.e., those with a market value of between $1 billion and $5 billion). By focusing the Fund in the mid-capitalization area of the market, we feel that attractive stocks can be purchased at reasonable valuations with comparable growth rates to the large capitalization stocks.

         Second, we have reduced our exposure to Asia and are focusing more on domestic issues that will be insulated from continued downturns in these economies. The past six months have seen tremendous change occurring over the global landscape, stemming from large currency swings, political unrest and slowing Asian economies. While we still believe these economies will resume their growth, we are concerned that current conditions over the next year or so will affect a number of the multinational companies we have held in the portfolio.

         Third, we are concerned about the overall pace of profit growth for the economy. Corporate margins are in the midst of a squeeze arising from the need to pay higher wages in a full- employment economy and an inability to raise prices to offset the higher costs. Profits could be under pressure for the next year or so. To deal with this issue, we believe that our fundamental approach to investment selection, which emphasizes Return on Investment (ROI), will play a key role. Our philosophy for selecting stocks in the Fund is to invest in companies that we believe are in unique businesses with potential to achieve above-average growth in earnings, return on investment and dividends. We use in-depth research and analysis to identify companies that are committed to building long-term shareholder value through the effective use of corporate assets. Specifically, we search for companies that have demonstrated strong or improving Return on Investment (ROI) over an extended period of time. (ROI is calculated by dividing a company's total capital--its common and preferred stock equity plus its long-term funded debt--into earnings before interest, taxes and dividends are paid.) As a measure of a company's management, operational efficiency and profitability, we believe that companies with superior ROI will, over time, demonstrate above average growth, thereby leading to an appreciation in their stock prices. As of April 30, 1998, stocks in the Fund averaged an ROI of 21.50%* compared to 16.74% for the S&P 500.

         Two examples of recent purchases in the Fund which overcome these three concerns are Safeway and Ceridian. Safeway is one of the largest grocery chains in the United States, and is widely recognized as the best managed and most profitable company in this industry. As the food retailing industry continues to consolidate, Safeway's strategy is to purchase underperforming assets and use its merchandising and cost control initiatives to increase profitability. We feel this strategy will allow the company to grow its earnings and profitability at double-digit rates.

         As one of the largest payroll processors domestically and in the U.K., Ceridian benefits from low unemployment rates, a strong economy and the trend toward outsourcing. Over the past year, Ceridian has sold off its non-core defense and gaming businesses resulting in a higher ROI and more consistency in its business. Our hope is that as investors realize the change occurring at the company, the stock will perform well.

         Finally, we have attempted to structure the Fund's portfolio to take on less risk than that of a portfolio consisting of securities representing the broader market. As of April 30, 1998, the Fund had a Beta of .88, which means the Fund in theory is only 88% as volatile as the S&P 500. Beta is intended to be a statistical measure of relative risk based on financial models, and it is possible that the Fund's volatility may be greater or less than the broader market indices.

         While we are cautious near term on the valuations levels in the stock market, we remain bullish on interest rates. Given our current outlook for moderate/slowing growth, low inflation, and increased fiscal responsibility from Washington, long term interest rates should continue to trend downward from the 6% range prevailing today. Given this outlook, we continue to hold a position in US Treasury Strips due in 2021. This position will allow the Fund to realize significant returns if our forecast proves correct.

         We remain confident that our selection process will lead to above-average results over time. In coming months, there will undoubtedly be tests of investor's enthusiasm for stocks, which could produce greater volatility in prices. Under these circumstances, we believe that the stocks we are emphasizing will prove to be ones toward which investors will gravitate.

We appreciate your continued support.

         *Past performance is no guarantee of future results. Investment return and principal value will fluctuate.

                                                                              3
SEGALL BRYANT & HAMILL GROWTH AND INCOME FUND

Growth of $10,000 Inveted Since Inception

GROWTH AND INCOME FUND CLASS A SHARES

[PLOT POINTS CHART]
Growth and Income Fund (ending value $16,287)
9/7/95         10,000
9/8/95         10,000
9/30/95         9,980
10/31/95        9,890
11/30/95       10,320
12/31/95       10,743
1/31/96        10,773
2/29/96        10,823
3/31/96        10,984
4/30/96        11,264
5/31/96        11,575
6/30/96        11,385
7/31/96        10,863
8/31/96        11,124
9/30/96        11,525
10/31/96       11,415
11/30/96       12,106
12/31/96       12,056
1/31/97        12,584
2/28/97        12,522
3/31/97        12,190
4/30/97        12,490
5/31/97        13,331
6/30/97        13,870
7/31/97        14,782
8/31/97        14,212
9/30/97        14,730
10/31/97       14,181
11/30/97       14,326
12/31/97       14,528
1/31/98        14,622
2/28/98        15,543
3/31/98        16,004
4/30/98        16,297


Standard & Poor's 500 Index (ending value $20,531)
9/7/95         10,000
9/8/95         10,042
9/29/95        10,264
10/31/95       10,227
11/30/95       10,675
12/30/95       10,881
1/31/96        11,251
2/29/96        11,356
3/29/96        11,465
4/30/96        11,634
5/31/96        11,933
6/28/96        11,979
7/31/96        11,449
8/30/96        11,692
9/30/96        12,239
10/31/96       12,690
11/29/96       13,648
12/31/96       13,378
1/31/97        14,213
2/28/97        14,324
3/31/97        13,737
4/30/97        14,556
5/30/97        15,442
6/30/97        16,134
7/31/97        17,417
8/29/97        16,442
9/30/97        17,342
10/31/97       18,763
11/28/97       17,539
12/31/97       17,840
1/30/98        18,037
2/27/98        19,337
3/31/98        20,326
4/30/98        20,531

AVERAGE ANNUAL TOTAL RETURNS

1 Year                   Since 9/7/95*
-------                  -------------
30.39%                        20.22%

         Performance quoted represents past performance and is not indicative of future results.

     *Commencement of operations.

         The Standard & Poor's 500 Index is an unmanaged, market value weighted index of 500 widely held common stocks. The index includes industrial, utility, financial and transportation stocks primarily, but not exclusively, trades on the New York Stock exchange. The S&P 500 represents approximately 77% of the NYSE market capitalization. The index assumes that no operating expenses, transaction fees or sales charges are incurred by a hypothetical investor who directly owns the securities maintained in the index. In order to outperform the index over any specific time frame, a fund must return to investors an amount greater than that provided by the index plus total operating expenses.



SEGALL BRYANT & HAMILL GROWTH AND INCOME FUND


INDEPENDENT AUDITOR'S REPORT

The Board of Directors and Shareholders
VAM Institutional Funds, Inc.


        We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of Segall Bryant & Hamill Growth and Income Fund (a fund within VAM Institutional Funds, Inc.) as of April 30, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended April 30, 1998, and the financial highlights for the periods presented in note 5. These financial statements and the financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

           We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and the financial highlights. Investment securities held in custody are confirmed to us by the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

           In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Segall Bryant & Hamill Growth and Income Fund at April 30, 1998 and the results of its operations, changes in its net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.





                                                           KPMG Peat Marwick LLP


Minneapolis, Minnesota
June 5, 1998
                                                                              5



SEGALL BRYANT & HAMILL GROWTH AND INCOME FUND

Statement of Assets and Liabilities                                                      April 30, 1998
---------------------------------------------------------------------------------------------------------

Assets
Investments in securities, at market value (note 1)
   (identified cost: $5,368,941)...........................................                  $ 6,681,618
Cash in bank on demand deposit.............................................                      359,612
Dividends and interest receivable..........................................                        3,863
Due from adviser...........................................................                       19,987
Organizational costs (note 1)..............................................                       14,890
                                                                                           -------------
   Total assets............................................................                    7,079,970
                                                                                             -----------

Liabilities
Accrued expenses...........................................................                       16,503
                                                                                           -------------
   Total liabilities.......................................................                       16,503
                                                                                           -------------
Net assets applicable to outstanding capital stock.........................                   $7,063,467
                                                                                              ==========

Represented by:
   Capital Stock -  $.01 par value (note 1)................................                $       5,121
   Additional paid-in capital..............................................                    5,479,192
   Accumulated net realized gain on investments............................                      266,477
   Unrealized appreciation on investments..................................                    1,312,677
                                                                                             -----------

     Total net assets......................................................                   $7,063,467
                                                                                              ==========

Shares outstanding and net asset value per share
   Shares of capital stock outstanding: 512,082 (note 4)...................                       $13.79
                                                                                                  ======



See accompanying notes to financial statements.


6


SEGALL BRYANT & HAMILL GROWTH AND INCOME FUND

Statement of Operations                                                                   Year ended April 30, 1998
-------------------------------------------------------------------------------------------------------------------
Investment income:
   Dividends...............................................................                  $     54,761
   Interest................................................................                        32,419
                                                                                            -------------
     Total investment income...............................................                        87,180
                                                                                            -------------

Expenses (note 2):
   Investment advisory and management fee..................................                        44,267
   Dividend disbursing, administrative and accounting services fees........                        30,987
   Distribution fee-Class A ...............................................                        14,669
   Distribution fee-Class B ...............................................                           366
   Printing, postage and supplies..........................................                         7,269
   Legal fees..............................................................                         2,389
   Custodian fees..........................................................                         4,027
   Compensation of directors...............................................                           456
   Audit and accounting fees...............................................                         9,000
   Registration fees.......................................................                        20,331
   Amortization of organizational costs....................................                         6,380
   Other expenses..........................................................                           831
                                                                                          ---------------
     Total expenses........................................................                       140,972
                                                                                             ------------
Less (note 2):
   Expenses waived or absorbed.............................................                       (37,379)
                                                                                             -------------
     Total net expenses....................................................                       103,593
                                                                                             ------------
     Investment loss-net...................................................                       (16,413)
                                                                                             ------------

Realized and unrealized gain on investments:
     Net realized gain on investments......................................                       770,537
     Net increase in unrealized appreciation or depreciation of
       investments.........................................................                       800,826
                                                                                             ------------
     Net gain on investments...............................................                     1,571,363
                                                                                              -----------

Net increase in net assets resulting from operations.......................                    $1,554,950
                                                                                               ==========

See accompanying notes to financial statements.



SEGALL BRYANT & HAMILL GROWTH AND INCOME FUND

Statements of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------------
                                                                   Year ended             Year ended
                                                                  April 30, 1998         April 30, 1997
Operations:
   Investment income gain (loss) - net....................      $    (16,413)        $       34,815
   Realized gain on investments - net.....................           770,537                260,524
   Net change in unrealized appreciation or depreciation
     of investments.......................................           800,826                209,479
                                                                 -----------           ------------
   Net increase in net assets resulting from operations...         1,554,950                504,818
                                                                  ----------           ------------

Distributions to shareholders from:
   Investment income - net:
     Class A............................................             (23,030)               (22,265)
     Class B..............................................               --                    (395)
   Net realized gain on investments:
     Class A.............................................           (685,903)              (141,429)
     Class B.............................................                --                  (5,650)
                                                             ----------------           ------------
       Total distributions................................          (708,933)              (169,739)
                                                                   ----------             ----------

Capital share transactions (note 4): Proceeds from sale of shares (note 2):
     Class A..............................................         1,682,033              1,247,582
     Class B..............................................              --                  212,813
   Net asset value of shares issued in reinvestment of net investment income and net realized gain distributions:
         Class A..........................................           696,385                153,267
         Class B.........................................                --                   3,486
   Payments for redemption of shares:
     Class A..............................................        (1,136,892)              (723,029)
     Class B..............................................          (201,605)               (25,225)
                                                                -------------        ---------------
   Increase in net assets from capital share transactions.         1,039,921               868 ,894
                                                                 -----------         --------------
     Total increase in net assets.........................         1,885,938              1,203,973
Net assets at beginning of period.........................         5,177,529              3,973,556
                                                                 -----------           ------------
Net assets at end of period (including undistributed
   net investment income of $0 and $23,030,
     respectively)........................................        $7,063,467             $5,177,529
                                                                  ==========             ==========

See accompanying notes to financial statements.


8



SEGALL BRYANT & HAMILL GROWTH AND INCOME FUND
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------


(1) Summary of Significant Accounting Policies

   The Segall Bryant and Hamill Growth and Income Fund (the "Fund"), a series within VAM Institutional Funds, Inc., is registered under the Investment Company Act of 1940 (as amended) as a diversified open-end management investment company. The Fund's investment objective is growth of capital. The Fund's secondary objective is current income. The Fund seeks to achieve these objectives by investing in a diversified portfolio of securities including common stock, preferred stock, bonds, convertible securities, and warrants and rights to purchase common stock.
   On April 30, 1997, the Fund reorganized by transferring substantially all of its assets and liabilities to a new series of VAM Institutional Funds, Inc. Prior to April 30, the Fund was a series of Voyageur Mutual Funds III, Inc. The Fund's investment objective was not changed as a result of the reorganization. The financial history of the Fund continued from the prior series of Voyageur Mutual Funds III, Inc. to the new series of VAM Institutional Funds, Inc.

   During the year ended April 30, 1998, the Fund stopped offering Class B and Class C shares. All outstanding Class B shares (17,765 shares) were converted to Class A shares in a transaction which was expense free for the Class B shareholders. There were no Class C shares outstanding. The current shares of the fund (formerly referred to as "Class A") are no-load shares. They are sold without a front end load and without a contingent deferred sales charge.

   Pursuant to its articles of incorporation, Voyageur Institutional Funds, Inc. has 10 trillion shares of authorized capital stock that may be issued.

The significant accounting policies followed by the Fund are summarized as follows:

Use of Estimates
   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net increases (decreases) in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. Investments in Securities
   Investments in securities traded on national or international securities exchanges are valued at the last sales price on that exchange; securities traded in the over-the-counter market and listed securities for which no sale was reported on the valuation date are valued on the basis of the last current bid price. The values of fixed income securities are determined by using pricing services or prices quoted by independent brokers. When market quotations are not readily available, or in certain other circumstances, securities are valued at fair value according to methods selected in good faith by the Board of Directors. Investments in short-term securities with maturities of more than 60 days from the valuation date are valued at the last bid price or at fair value as determined by a pricing service approved by the Board of Directors. Short-term securities with maturities of less than 60 days are valued at amortized cost which approximates market value.
   Security transactions are accounted for on trade date. Realized gains and losses are calculated on the identified cost basis. Dividend income is recognized on the ex- dividend date. Interest income, including level-yield amortization of premium and discount, is accrued daily.

Federal Taxes
   The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders in amounts that will avoid or minimize federal income or excise taxes for the Fund.
   Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred for tax purposes due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.
   On the statement of assets and liabilities, as a result of permanent book-to-tax differences, reclassification entries have been made to increase undistributed net investment income and decrease additional paid-in capital by $6,381.
                                                                               9



SEGALL BRYANT & HAMILL GROWTH AND INCOME FUND
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------


Distributions to Shareholders
   Distributions to shareholders from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are also distributed annually. All distributions are payable in cash or reinvested in additional shares of each Fund.

Organizational Costs
   Organizational costs of the Fund are being amortized over 60 months on a straight line basis.

(2) Expenses and Sales Charges

   The Fund has an investment advisory agreement with Voyageur Asset Management LLC (Voyageur). Under the investment advisory agreement, Voyageur provides the Fund with office facilities, equipment and personnel, and monitors the performance of various organizations performing services for the Fund. The investment advisory agreement provides for the payment on a monthly basis of a fee equal to an annual rate of .75% of the Fund's average daily net assets. Investment decisions for the Fund are made and executed by Segall Bryant and Hamill, the Fund's sub-adviser. Voyageur pays Segall Bryant and Hamill for their services a sub-advisory fee equal to .75% of average daily net assets. The Fund paid no direct fees to the sub-adviser.
   The Fund also pays a fee to Voyageur for acting as the Fund's transfer agent, dividend-disbursing and accounting services agent. The fee for the Fund is equal to the sum of $1.25 per shareholder account per month, a fixed monthly fee ranging from $1,000 to $1,500 based on the level of the Fund's average daily net assets and an annualized percentage of average daily net assets at reducing rates from .11% to .035%. The Fund is also responsible for reimbursing Voyageur's out-of-pocket expenses in connection with the performance of transfer agency, dividend disbursing and accounting services.
   In addition to the advisory fee and the transfer agency, dividend disbursing and accounting services fees, the Fund is responsible for paying most other operating expenses including outside directors' fees and expenses, custodian fees, registration fees, printing and shareholder reports, legal and auditing fees and other miscellaneous expenses.
   The Fund has a distribution agreement under Rule 12b-1 of the Investment Company Act of 1940. Under this plan, the Fund pays a monthly distribution fee at an annual rate of .25% of the Fund's average daily net assets.
    Voyageur and Segall, Bryant and Hamill have voluntarily agreed to pay all expenses (excluding fees paid indirectly, stock transfer fees, taxes, interest and brokerage commissions) which exceed 1.75% of average daily net assets. During the year ended April 30, 1998, Voyageur and Segall Bryant and Hamill voluntarily absorbed $37,379 for the Fund.

(3)  Investment Securities Transactions

   Cost of purchases and proceeds from sales of investment securities (other than short-term securities) aggregated $5,992,035 and $5,831,235 for the Fund during the year ended April 30, 1998.



10


SEGALL BRYANT & HAMILL GROWTH AND INCOME FUND
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------




(4) Capital Stock Transactions in shares during the periods shown were as follows:



                                                    Class A                                 Class B
                                        ------------------------------          ----------------------------
                                           Year               Year                 Year               Year
                                           ended              ended                ended              ended
                                         April 30,          April 30,            April 30,          April 30,
                                           1998                1997                1998                1997
                                        ----------          ----------          -----------         --------
Shares sold..........................     127,913            107,367                --             18,645
Shares reinvested....................      56,617             13,179                --                301
Shares redeemed.....................      (84,513)           (61,006)            (17,765)          (2,175)
                                        ----------         ----------           ---------         --------
Increase (decrease) in
   shares outstanding...............      100,017             59,540             (17,765)          16,771
                                        =========         ==========           ==========        ========

                                                                              11

SEGALL BRYANT & HAMILL GROWTH AND INCOME FUND
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------


(5)  Financial Highlights
         Per share data (rounded to the next cent) for a share of capital stock outstanding and selected information for each period are as follows:

                                                                Class A
                                             -----------------------------------------------
                                                Year             Year            Period from
                                                ended            ended       September 7, 1995*
                                              April 30,        April 30,        to April 30,
                                                1998             1997                  1996
                                           --------------   -------------------------------
Net asset value:
   Beginning of period....................    $12.05             $11.24           $10.00
                                              ------             ------           ------

Operations:
   Net investment income (loss)...........      (.03)               .08              .02
   Net realized and unrealized gain on
     investments..........................      3.48               1.13             1.24
                                              ------           --------         --------
       Total from operations..............      3.45               1.21             1.26
                                              ------           --------         --------

Distributions to shareholders:
   From net investment income.............      (.06)              (.05)            (.02)
   From net realized gains................     (1.65)              (.35)             --
                                              -------          ---------     ----------
       Total from distributions...........     (1.71)              (.40)            (.02)
                                              -------          ---------       ----------

Net asset value:
   End of period..........................    $13.79             $12.05           $11.24
                                              ======             ======           ======

Total investment return (c)...............     30.39%             10.89%           12.64%

Net assets at end of
   period (000's omitted).................     $7,063             $4,965           $3,962

Ratios:
   Expenses to average net assets (d).....      1.75%              1.86%         1.98%(a)
   Expenses to average net assets
     (net of expenses paid indirectly)....      1.75%              1.75%         1.75%(a)
   Net investment income (loss) to
     average net assets...................      (.28)%              .76%          .36%(a)
       Assuming no voluntary waivers and
         reimbursements and expense
            reductions:
                  Expenses................       2.39%             2.58%         2.97%(a)
                  Net investment income
                     (loss)...............      (.92)%              .04%        (.63)%(a)
Portfolio turnover rate (excluding
   short-term securities).................      104.5%            108.0%            56.1%
Average commission rate (b)...............      $0.06             $0.05              N/A


* Commencement of operations

12


SEGALL BRYANT & HAMILL GROWTH AND INCOME FUND
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------


(5)  Financial Highlights (continued)

                                                              Class B
                                             -----------------------------------------------
                                             Period from         Year            Period from
                                             May 1, 1997         ended       December 28, 1995*
                                             to July 22,       April 30,        to April 30,
                                                1997             1997                  1996
                                             ------------     -------------------------------
Net asset value:
   Beginning of period....................    $11.96             $11.21           $10.64
                                              ------             ------           ------

Operations:
   Net investment income (loss)...........       --                 .04            (.01)
   Net realized and unrealized gain on
     investments..........................      1.52               1.08              .58
                                            --------           --------        ---------
       Total from operations..............      1.52               1.12              .57
                                            --------           --------        ---------

Distributions to shareholders:
   From net investment income.............           --            (.02)             --
                                               ----------
   From net realized gains................            --           (.35)             --
                                                ----------     ---------      ---------
       Total from distributions...........           --            (.37)             --
                                               ----------      ---------      ---------

Net asset value, date of conversion (e)...     (13.48)
                                               -------
Net asset value:
   End of period..........................  $    --              $11.96           $11.21
                                            ==========           ======           ======

Total investment return (c)...............       --               10.10%            5.36%

Net assets at end of
   period (000's omitted).................  $    --              $   212        $     11

Ratios:
   Expenses to average net assets (d).....     2.50%(a)            2.60%         2.68%(a)
   Expenses to average net assets
     (net of expenses paid indirectly)....     2.50%(a)            2.48%         2.45%(a)
   Net investment income (loss) to
     average net assets...................   (1.03)%(a)             .10%        (.37)%(a)
       Assuming no voluntary waivers and
         reimbursements and expense
            reductions:
                  Expenses................     3.14%(a)            3.32%         3.50%(a)
                  Net investment income
                     (loss)...............   (1.67)%(a)          ( .62)%       (1.19)%(a)
Portfolio turnover rate (excluding
   short-term securities).................        --              108.0%            56.1%
Average commission rate (b)...............  $     --             $ 0.05              N/A


* Commencement of operations
                                                                             13

SEGALL BRYANT & HAMILL GROWTH AND INCOME FUND
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------


(5)  Financial Highlights (continued)

Notes to Financial Highlights

(a)  Adjusted to an annual basis.
(b) Beginning in the year ended April 30, 1997, the average commission rate paid per share for security transactions is a required disclosure.
(c) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.
(d) The expense ratio reflects the effect of gross expenses attributable to earnings credits on uninvested cash balances received by the Fund.
(e) On July 22, 1997 the Fund ceased to offer Class B shares. All outstanding Class B shares were converted to Class A shares in an expense free transaction.


14

SEGALL BRYANT & HAMILL GROWTH AND INCOME FUND
Investments in Securities (continued)                                                                April 30, 1998
-------------------------------------------------------------------------------------------------------------------

                                                                                                       MARKET
           ISSUER                                                       NUMBER OF SHARES              VALUE(a)
-------------------------------------------------------------------------------------------------------------------


(Percentages of each investment category relate to total net assets)

COMMON STOCKS (89.9%):
CAPITAL GOODS (13.2%):
-------------------------------------------------------------------------------------------------------------------
     Avery Dennison Corporation                                             3,700                     $   193,788
     Dover Corporation                                                      2,500                          98,750
     General Electric                                                       2,400                         204,300
     Illinois Tool Works                                                    2,800                         197,400
     Littelfuse Incorporated(c)                                             5,000                         126,250
     Molex Incorporated Class A                                             4,281                         115,052
                                                                                                       ----------
                                                                                                          935,540

COMMERCIAL SERVICES (9.9%):
-------------------------------------------------------------------------------------------------------------------

     Ceridian Corporation (c)                                               3,000                         169,687
     First Data Corporation                                                 3,500                         118,560
     Grainger (W.W.) Incorporated                                             900                          98,044
     Interpublic Group Company                                              2,500                         159,688
     New England Business Service                                           4,700                         155,981
                                                                                                       ----------
                                                                                                          701,960

CONSUMER CYCLICAL (9.5%):
-------------------------------------------------------------------------------------------------------------------

     Dollar General                                                         3,750                         142,031
     Home Depot                                                             3,000                         208,875
     Jones Apparel Group(c)                                                 2,000                         119,625
     Mattel Incorporated                                                    3,000                         114,938
     Steelcase Incorporated                                                 2,500                          86,563
                                                                                                     ------------
                                                                                                          672,032

CONSUMER NON-DURABLE (9.5%):
-------------------------------------------------------------------------------------------------------------------

     Gillette Company                                                       1,400                         161,612
     Kimberly Clark Corporation                                             3,000                         152,250
     Safeway Incorporated(c)                                                5,400                         206,550
     Walt Disney                                                            1,200                         149,175
                                                                                                      -----------
                                                                                                          669,587

                  ------------------------------------------------------------------------------------------------------------------
CONSUMER SERVICES (1.4%):
     Tribune Company                                                        1,500                          99,000
                                                                                                      -----------

ENERGY (5.3%):
-------------------------------------------------------------------------------------------------------------------

     British Petroleum                                                        500                          47,250
     Camco International Incorporated                                       2,000                         135,750
     Enron Corporation                                                      3,000                         147,562
     Schlumberger, LTD                                                        500                          41,438
                                                                                                     ------------
                                                                                                          372,000



See accompanying notes to investments in securities.


                                                                             15




SEGALL BRYANT & HAMILL GROWTH AND INCOME FUND
Investments in Securities (continued)                                                                    April 30, 1998
-------------------------------------------------------------------------------------------------------------------

                                                                                                       MARKET
           ISSUER                                                       NUMBER OF SHARES              VALUE(a)
-------------------------------------------------------------------------------------------------------------------


FINANCIAL (15.1%):
-------------------------------------------------------------------------------------------------------------------

     Allstate Corporation                                                   1,800                      $  173,250
     American International Group                                           1,000                         131,563
     CMAC                                                                   1,000                          64,563
     First Union Corporation                                                3,000                         181,125
     Norwest Corporation                                                    4,000                         158,750
     Protective Life Corporation                                            5,000                         185,625
     Royal Bank of Canada - ADR                                             1,900                         113,644
     Security Capital Group - Class B(c)                                    2,000                          60,500
     Security Capital Group - Class B Warrants(c)                              21                              59
                                                                                                 ----------------
                                                                                                        1,069,079

HEALTH CARE (10.6%):
-------------------------------------------------------------------------------------------------------------------

     Abbott Laboratories                                                    2,000                         146,250
     Biomet Incorporated                                                    2,000                          60,000
     Dentsply International                                                 6,000                         197,250
     Johnson & Johnson                                                      2,500                         178,438
     Pfizer Incorporated                                                    1,000                         113,812
     Roche Group - ADR                                                        500                          50,850
                                                                                                      -----------
                                                                                                          746,600

TECHNOLOGY (12.6%):
-------------------------------------------------------------------------------------------------------------------

     Applied Power Incorporated - Class A                                   5,200                         194,350
     Methode Electronics                                                    5,500                          88,000
     Microsoft Corporation(c)                                               1,700                         153,213
     Symbol Technologies                                                    3,600                         138,600
     Worldcom Incorporated(c)                                               2,000                          85,562
     Xerox Corporation                                                      2,000                         227,000
                                                                                                       ----------
                                                                                                          886,725

UTILITIES (2.8%):
-------------------------------------------------------------------------------------------------------------------

     New Century Energies                                                   2,400                         114,000
     SBC Communications                                                     2,000                          82,875
                                                                                                       ----------
                                                                                                          196,875


     Total Investments in Common Stock (cost: $5,072,589)                                              $6,349,398
                                                                                                      -----------



See accompanying notes to investments in securities.


16



SEGALL BRYANT & HAMILL GROWTH AND INCOME FUND
Investments in Securities (continued)                                                               April 30, 1998
-------------------------------------------------------------------------------------------------------------------

                                                                                                       MARKET
           ISSUER                                                       PRINCIPAL AMOUNT              VALUE(a)
-------------------------------------------------------------------------------------------------------------------



CONVERTIBLE CORPORATE BONDS (2.1%):
FINANCIAL (2.1%):
-------------------------------------------------------------------------------------------------------------------

     Rockefeller Center, 12.3% due 12/31/00 (d)                               200,000                     150,750
                                                                                                      -----------


     Total Investments in Convertible Corporate Bonds (cost: $138,336)                                    150,750
                                                                                                      -----------


U.S. TREASURY OBLIGATIONS (2.6%)
-------------------------------------------------------------------------------------------------------------------

     U.S. Treasury Strips, 6.06% due 11/15/21 (d)                             750,000                     181,470
                                                                                                     ------------


     Total Investments in U.S. Treasury Obligations (cost: $158,016)                                      181,470
                                                                                                     ------------


     Total Investments in Securities (cost: $5,368,941)(b)                                             $6,681,618
                                                                                                       ==========

See accompanying notes to investments in securities.


                                                                              17
SEGALL BRYANT & HAMILL GROWTH AND INCOME FUND
Notes to Investments in Securities
--------------------------------------------------------------------------------


(a) Securities are valued by procedures described in note 1 to the financial statements.

(b) The cost of securities for federal income tax purposes for the Fund is $5,370,879. The aggregate gross unrealized appreciation and depreciation on investments based on this cost is:


                        Gross             Gross              Net
                       Unrealized        Unrealized       Unrealized
                      Appreciation     (Depreciation)    Appreciation
                      ------------      -------------    ------------
                       $1,395,195        $(82,456)       $1,310,739


(c) Presently non-income producing security.

(d) Zero coupon security. Interest rate disclosed is the effective yield as of the date of acquisition.


18



FEDERAL INCOME TAX INFORMATION
--------------------------------------------------------------------------------


Information for federal income tax purposes is presented as an aid to shareholders in reporting the dividend distributions for the periods ended April 30, 1998 shown below. Each shareholder should consult a tax adviser about reporting this income for state and local purposes. In January 1998, the Fund separately provided each shareholder with tax information for calendar year 1997.





                                      Year
                                      ended
                                    April 30,
                                                                  1998
Net investment income distribution.....................         $0.2416
Short-term capital gain distribution...................         $0.4625
Mid-term capital gain distribution.....................         $0.0768
Long-term capital gain distribution....................         $0.9338
                                                                -------
   Total distributions.................................         $1.7147
                                                              =========




The short-term capital gain distributions above are taxable as ordinary income to shareholders for federal and state income tax purposes. 17.36% of the ordinary income distributions qualify for deduction by corporations. The new mid-term capital gain distributions above are taxable at a maximum rate of 28%. Long-term capital gain distributions above are taxable at a new maximum rate of 20%.


                                                                              19